PAGE 1 OF 8 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND RECENT CHANGES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGE 8 FOR FOOTNOTES

                       KEY TO COMPANY ORGANIZATIONAL CHART

#   : Limited Liability Company
@   : Corporation
+   : Partnership
*Holding Company

| Domestic Companies licensed to write insurance are embossed in RED. ~ Offshore Companies licensed to write insurance are embossed in BLUE.


2013 FOURTH QUARTER CHANGES:
---------------------------

1.   Thesis S.A. was dissolved as of December 4, 2013.
2. Hartford Life International, Ltd. was sold to Columbia Insurance Company, a Berkshire Hathaway Company as of December 12, 2013.
3. Hartford Technology Services Company, LLC was dissolved as of December 20, 2013.
4. Catalyst360 was sold to Optum, part of the UnitedHealth Group as of December 31, 2013.
5. The Hartford International Asset Management Company Limited and Hartford Life, Ltd. (Bermuda) were transferred from Hartford Life International, Ltd. to Hartford Life International Holding Company as of October 24, 2013.

REVISED JANUARY 24, 2014

PAGE 2 OF 8 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND RECENT CHANGES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGE 8 FOR FOOTNOTES

PRIOR 12 MONTH DISSOLUTIONS/DISPOSITIONS/FORMATIONS:
---------------------------------------------------

(i) Hartford Funds Distributors, LLC has been de-registered as an Investment Advisor and is solely a Broker Dealer effective as of February 19, 2013.
(ii)     Champlain Life Reinsurance Company was dissolved on February 22, 2013.
(iii) Hartford Institutional Real Estate Partners I, LLC was dissolved effective as of April 26, 2013.
(iv)     Ersatz Corporation was dissolved effective as of May 24, 2013.
(v) Hartford Investment Financial Services, LLC was renamed Hartford Funds Distributors, LLC effective as of June 14, 2013.
(vi)     M-CAP Insurance Agency, LLC was dissolved effective as of June 24,
         2013.
(vii) Hartford Life International Holding Company, a Delaware company, was formed on July 22, 2013.
(viii) Eloy R, LLC, a Delaware special purpose entity, was dissolved effective as of July 31, 2013.
(ix) HDC R, LLC, a Delaware special purpose entity, was formed effective as of August 8, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HOLDING COMPANY STRUCTURE

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------

PAGE 3 OF 8 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND RECENT CHANGES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGE 8 FOR FOOTNOTES

                                                                    *THE HARTFORD
                                                                  FINANCIAL SERVICES
                                                                     GROUP, INC.
                                                                       DELAWARE@
                                                                           !
                                                                           !
                 ----------------------------------------------------------!-----------------------------------------------
                 !                !              !               !         !                    !            !            !
                 !                !              !               !         !                    !            !            !
             *HERITAGE      HARTFORD FIRE     TRUMBULL      PROPERTY AND   !               WHITE RIVER    NEW OCEAN   *HARTFORD
           HOLDINGS, INC.     INSURANCE       INSURANCE       CASUALTY     !                  LIFE        INSURANCE  HOLDINGS, INC.
            CONNECTICUT@       COMPANY        COMPANY        INSURANCE     !               REINSURANCE    COMPANY,     DELAWARE@
                 !        CONNECTICUT(1)@|  CONNECTICUT@|    COMPANY OF    !                 COMPANY         LTD          !
          -------!-------                        !            HARTFORD     !                VERMONT@|     BERMUDA@~       !
          !             !   SEE PAGE 4 FOR       !           INDIANA@|     !                                              !
          !             !   HARTFORD FIRE        !                         !   SENTINEL                                   !
          !             !    SUBSIDIARIES        !             !-----------!--INSURANCE                                   !
          !             !                        !             !           ! COMPANY, LTD.                !---------------!
      HERITAGE     FIRST STATE                   !     HARTFORD STRATEGIC  ! CONNECTICUT@|                !               !
     REINSURANCE    INSURANCE                    !      INVESTMENTS, LLC   !                       *HARTFORD LIFE,      NUTMEG
    COMPANY, LTD.    COMPANY                     !         DELAWARE#       !                             INC.         INSURANCE
      BERMUDA@~    CONNECTICUT@|                 !                         !                          DELAWARE@        COMPANY
                        !                        !                         !----------                               CONNECTICUT@|
  SEE PAGE 7 FOR        !                        !                         !         !                                    !
OVERSEAS OPERATIONS     !                        !                         !         !        SEE PAGE 5 FOR HARTFORD     !
                        !                        !               ----------!      PACIFIC        LIFE SUBSIDIARIES        !
            ------------!----------              !               !         !  INSURANCE COMPANY,                          !
            !                     !              !               !         !      LIMITED                                 !
            !                     !              !            HARTFORD     !    CONNECTICUT@|                             !
      NEW ENGLAND            NEW ENGLAND         !           INSURANCE     !                                              !
       INSURANCE             REINSURANCE         !         COMPANY OF THE  !                                              !
        COMPANY              CORPORATION         !           SOUTHEAST     !                                              !
      CONNECTICUT@|          CONNECTICUT@|       !          CONNECTICUT@|  !                                              !
                                                 !                         !                                              !
        -----------------------------------------!                         !                                              !
        !                    !                                   ----------!                                              !
        !                    !                                   !         !     --------------------------------------------!
    HARTFORD              HORIZON                                !         !     !       !      !               !            !
   SPECIALTY             MANAGEMENT                          HARTFORD      !     !       !      !               !            !
   INSURANCE             GROUP, LLC                          INSURANCE     !  TRUMBULL   !   HARTFORD       *HART RE       HLA LLC
   SERVICES              DELAWARE#                            COMPANY      !   FLOOD     !   RESIDUAL     GROUP, L.L.C. CONNECTICUT#
 OF TEXAS, LLC                                                OF THE       ! MANAGEMENT, ! MARKET, L.L.C. CONNECTICUT#
    TEXAS#                                                    MIDWEST      !   L.L.C.    !  CONNECTICUT#       !
                                                             INDIANA@|     !CONNECTICUT# !                     !
                                                                           !             !                     !
                                                                           !--------     !----!             HARTRE
                                                                           !       !          !         COMPANY, L.L.C.
                                                                           !       !          !           CONNECTICUT#
                                                                           ! *FTC RESOLUTION  !
                                                                           !  COMPANY, LLC    !
                                                                           !    DELAWARE#     !
                                                                           !                  !
                                                         ------------------!                  !
                                                         !                                *HARTFORD
                                                         !                              MANAGEMENT, LTD.
                                                HARTFORD INVESTMENT                        BERMUDA@
                                                    MANAGEMENT
                                                     COMPANY
                                                     DELAWARE@
                                                        !
                                                        !
                                                HARTFORD INVESTMENT
                                                  MANAGEMENT K.K.
                                                      JAPAN@


     Investment Advisor


THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD FIRE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------

PAGE 4 OF 8 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND RECENT CHANGES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGE 8 FOR FOOTNOTES

                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                          DELAWARE@
                                                                               !
                                                                               !
                                                                         HARTFORD FIRE
                                                                       INSURANCE COMPANY
                                                                        CONNECTICUT(1)@|
                                                                               !
      -------------------------------------------------------------------------!----------------------------------------------
      !                  !             !                 !           !         !          !                 !       !        !
      !                  !             !                 !           !         !          !                 !       !        !
  HARTFORD            HARTFORD     HARTFORD OF           !       TWIN CITY     !       HARTFORD          HARTFORD   !    HARTFORD
 INSURANCE          UNDERWRITERS  TEXAS GENERAL          !    FIRE INSURANCE   !     ACCIDENT AND      UNDERWRITERS !    CASUALTY
  COMPANY             GENERAL      AGENCY, INC.          !       COMPANY       !      INDEMNITY         INSURANCE   !    GENERAL
OF ILLINOIS          AGENCY, INC.    TEXAS@              !       INDIANA@|     !       COMPANY           COMPANY    !  AGENCY, INC.
 ILLINOIS@|            TEXAS@                            !                     !    CONNECTICUT(2)@|  CONNECTICUT@| !     TEXAS@
                                            -------------!----------           !          !     ! !                 !
                                            !            !         !           !          !     ! !-------          !--------
                                            !            !         !           !          !     !        !                  !
                                          ACCESS         !      HARTFORD       !          !     !        !                  !
                                    COVERAGECORP, INC.   !     INTEGRATED      !          !     !        !                  !
                                      NORTH CAROLINA@    ! TECHNOLOGIES, INC.  !      HARTFORD  !    RVR R, LLC     HARTFORD FIRE
                                            !            !    CONNECTICUT@     !  ----CASUALTY  !     DELAWARE#     GENERAL AGENCY,
                                            !            !                     !  !   INSURANCE !                         INC.
                                            !            !                     !  !    COMPANY  !                       TEXAS@
                                            !            !                     !  !   INDIANA@| !
                                            !            !                     !  !             !
                                            !            !                     !  !      -------!---------
                                            !            !                     !  !      !                !
                                         ACCESS          !                     !  !      !                !
                                      COVERAGECORP       !                     !  !  SYMPHONY R,      SUNSTONE R,
                                   TECHNOLOGIES, INC.    !                     !  !     LLC              LLC
                                     NORTH CAROLINA@     !                     !  !   DELAWARE#        DELAWARE#
                                                         !                     !  !
                                                         !                     !  !--------!
                                                         !                     !           !
                                            -------------!----------           !           !
                                            !            !         !           !    ARCHWAY 60 R, LLC
                                            !            !         !           !        DELAWARE#
                                         NUTMEG          ! 1ST AGCHOICE, INC.  !
                                        INSURANCE        !    SOUTH DAKOTA@    !
                                       AGENCY, INC.      !                     !
                                       CONNECTICUT@      !                     !
                                                         !                     !
                                                         !                     !
                                            -------------!------------         !
                                            !                        !         !
                                            !                        !         !
                                     HARTFORD LLOYDS             BUSINESS      !
                                       CORPORATION              MANAGEMENT     !
                                          TEXAS@               GROUP, INC.     !
                                            !                  CONNECTICUT@    !
                                            !                                  !
                                            !                                  !
                                        HARTFORD                               !
                                  LLOYD'S INSURANCE                            !
                                        COMPANY                                !
                                        TEXAS+|                                !
                                                                               !
                                                                        HRA BROKERAGE
                                                                        SERVICES, INC.
                                                                         CONNECTICUT@

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD LIFE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------

PAGE 5 OF 8 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND RECENT CHANGES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGE 8 FOR FOOTNOTES

                                                               *THE HARTFORD
                                         ------------------- FINANCIAL SERVICES
                                         !                       GROUP, INC.
                                         !                        DELAWARE@
                                  WHITE RIVER LIFE                    !
                                REINSURANCE COMPANY                   !
                                     VERMONT@|                    *HARTFORD
                                                                HOLDINGS, INC.
                                                                  DELAWARE@
                                                                      !
                                                                      !
                                                                  *HARTFORD
                  !-------------------------------------------------LIFE,------------------------------!
                  !                         !                        INC.                              !
                  !                         !                     DELAWARE@                            !
                  !                         !                         !                           DMS R, LLC
                  !                     REVERE R, LLC                 !                            DELAWARE#
                  !                      DELAWARE#              HARTFORD LIFE
                  !                                             AND ACCIDENT
                  !                                            INSURANCE COMPANY
                  !                                            CONNECTICUT(3)@|
                  !                                                   !
                  !                              ----------------------------------------------
                  !                              !          !                  !              !
                  !                              !          !                  !              !
           *HARTFORD FUNDS                THE EVERGREEN     !              AMERICAN     HARTFORD LIFE
              MANAGEMENT                       GROUP        !           MATURITY LIFE     INSURANCE
              GROUP, INC.                  INCORPORATED     !             INSURANCE        COMPANY
              DELAWARE@                      NEW YORK@      !              COMPANY     CONNECTICUT(4)@|
                  !                                         !            CONNECTICUT@|        !
                  !                                         !                                 !
                  !                                         !                                 !
                  !                                         !                   -----------------------------------------------
                  !                                         !                   !                !                !           !
                  !                                         !                   !                !                !           !
       !----------------------------------!                 !                HARTFORD         HARTFORD         LANIDEX    HDC R, LLC
       !                !                 !                 !                LIFE AND       INTERNATIONAL   CLASS B, LLC  DELAWARE#
       !                !                 !                 !                ANNUITY            LIFE          DELAWARE#
   HARTFORD          HARTFORD       HARTFORD FUNDS          !               INSURANCE        REASSURANCE
 ADMINISTRATIVE       FUNDS          MANAGEMENT             !                COMPANY         CORPORATION
SERVICES COMPANY   DISTRIBUTORS,    COMPANY, LLC            !            CONNECTICUT(5)@|   CONNECTICUT@|
  MINNESOTA@       LLC DELAWARE#      DELAWARE#             !                   !
                                                            !                   !
                                                            !          !-----------------------!
                                                            !          !                       !
                                                            !          !                       !
                                                            !      *HARTFORD             *HARTFORD LIFE
                                                            !      FINANCIAL              INTERNATIONAL
                                                            !     SERVICES, LLC          HOLDING COMPANY
                          !----------------------------------      DELAWARE#                DELAWARE#
                          !                                 !          !
                          !                                 !          !
                     PLANCO, LLC                      HARTFORD LIFE    !
                      DELAWARE#                          PRIVATE       !
                                                     PLACEMENT, LLC    !
                                                        DELAWARE#      !
                                                                       !
TRANSFER AGENT                                                         !
                                                                       !
BROKER/DEALER                                                          !
                                                                       !
INVESTMENT ADVISOR                                                     !
                                                   ---------------------------------------------------------
                                                   !                  !               !                    !
                                                   !                  !               !                    !
                                            HL INVESTMENT         HARTFORD         HARTFORD       HARTFORD-COMPREHENSIVE
                                            ADVISORS, LLC       EQUITY SALES      SECURITIES         EMPLOYEE BENEFIT
                                             DELAWARE(6)#       COMPANY, INC.    DISTRIBUTION        SERVICE COMPANY
                                                                CONNECTICUT@     COMPANY, INC.         CONNECTICUT@
                                                                                 CONNECTICUT@

NOTE:  REFLECTS PERCENTAGE OWNED BY IMMEDIATE
PARENT AND IS 100% UNLESS OTHERWISE NOTED.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

              MUTUAL FUNDS/TRUSTS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------

PAGE 6 OF 8 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND RECENT CHANGES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGE 8 FOR FOOTNOTES

                                                   HARTFORD LIFE
                                                 INSURANCE COMPANY
                                                    CONNECTICUT@
                                                         !
                                                         !
                                                   HARTFORD LIFE
                                                    AND ANNUITY
                                                 INSURANCE COMPANY
                                                    CONNECTICUT@

THE HARTFORD        THE HARTFORD            THE HARTFORD        *HARTFORD SERIES         *HARTFORD HLS           THE HARTFORD
INTERNATIONAL   MUTUAL FUNDS II, INC.    MUTUAL FUNDS, INC.        FUND, INC.         SERIES FUND II, INC.        ALTERNATIVE
   FUNDS             MARYLAND@               MARYLAND@              MARYLAND@              MARYLAND@            STRATEGIES FUND
 IRELAND@                                                                                                          DELAWARE@


                                           HARTFORD VARIABLE         HARTFORD VARIABLE
                                           INSURANCE TRUST I         INSURANCE TRUST II
                                               DELAWARE@                  DELAWARE@


           *Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. were sold to separate accounts of Hartford Life
           Insurance Company, Hartford Life and Annuity Insurance Company, certain qualified retirement plans and non-Hartford
           Separate Accounts (such as Forethought, Prudential and MassMutual).


THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

          OVERSEAS OPERATIONS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------

PAGE 7 OF 8 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND RECENT CHANGES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGE 8 FOR FOOTNOTES

                                                                                       *THE HARTFORD
                                                                                 ----FINANCIAL SERVICES-----------------!
                                                                                 !      GROUP, INC.                     !
                                                                                 !       DELAWARE@               HARTFORD FIRE
                                                                                 !          !                  INSURANCE COMPANY
                                                                                 !          !                   CONNECTICUT(1)@|
                                                                                 !      *HARTFORD                       !
                                                                                 !    HOLDINGS, INC.                    !
       ---------------------------------------------------------------------------      DELAWARE@------------!       HARTFORD
       !               !               !                 !                                 !                 !     ACCIDENT AND
       !               !               !                 !                                 !                 !   INDEMNITY COMPANY
   *HERITAGE       NEW OCEAN       HARTFORD          TRUMBULL                          *HARTFORD             !    CONNECTICUT(2)@|
 HOLDINGS, INC.    INSURANCE      INVESTMENT         INSURANCE                         LIFE, INC.            !
  CONNECTICUT@   COMPANY, LTD.    MANAGEMENT          COMPANY                          DELAWARE@             !
       !           BERMUDA@~       COMPANY         CONNECTICUT@|                            !                !
       !                          DELAWARE@              !                                  !                !
   HERITAGE                            !                 !                 -----------------!                !
  REINSURANCE                          !             HORIZON               !                !                !
 COMPANY, LTD.                     HARTFORD         MANAGEMENT             !                !                !
   BERMUDA@~                      INVESTMENT        GROUP, LLC       HARTFORD LIFE     HARTFORD LIFE         !
       !                        MANAGEMENT K.K.      DELAWARE#        AND ACCIDENT     INSURANCE K.K.     NUTMEG
       !                            JAPAN@               !             INSURANCE          JAPAN@~        INSURANCE-----------!
 EXCESS INSURANCE                                        !              COMPANY                           COMPANY            !
 COMPANY LIMITED                                      DOWNLANDS     CONNECTICUT(3)@|             --------CONNECTICUT@|       !
      U.K.@~                                          LIABILITY           !                      !             !             !
                                                   MANAGEMENT LTD.        !                  HARTFORD      *HARTFORD         !
                                                        U.K.@        HARTFORD LIFE          FINANCIAL      MANAGEMENT,       !
                                                                       INSURANCE            PRODUCTS          LTD.           !
                                                                        COMPANY            INTERNATIONAL    BERMUDA@         !
                                                                    CONNECTICUT(4)@|          LIMITED          !             !
                                                                          !                    U.K.@~          !             !
                                                                          !                                    !             !
                         ------------------------------------------ HARTFORD LIFE                          HARTFORD          !
                         !                                           AND ANNUITY                        INSURANCE, LTD.      !
                  *HARTFORD LIFE                                 INSURANCE COMPANY                         BERMUDA@~         !
                   INTERNATIONAL                                   CONNECTICUT(5)@|                                          !
        ----------HOLDING COMPANY----                                                                                        !
        !            DELAWARE@      !                                                                                        !
        !                           !                                                                                        !
        !                           !                                                                                        !
        !                           !                                                                                     HART RE
        !                           !                                                                                  GROUP, L.L.C.
    THE HARTFORD              HARTFORD LIFE,                                                                           CONNECTICUT@
    INTERNATIONAL                 LTD.                                                                                      !
  ASSET MANAGEMENT             BERMUDA@~                                                                                    !
  COMPANY LIMITED                                                                                                       FENCOURT
     IRELAND@                                                                                                          REINSURANCE
                                                                                                                      COMPANY, LTD.
                                                                                                                        BERMUDA@~

                                    FOOTNOTES
                                    ---------

PAGE 8 OF 8 PAGES
-----------------
SEE PAGES 1 THROUGH 2 FOR KEY AND  RECENT CHANGES
SEE PAGE 3 FOR HOLDING COMPANY STRUCTURE
SEE PAGE 4 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 5 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 6 FOR MUTUAL FUNDS
SEE PAGE 7 FOR OVERSEAS OPERATIONS
SEE PAGE 8 FOR FOOTNOTES

1.  HARTFORD FIRE INSURANCE COMPANY

The entity is licensed to transact business in Canada, Guam and Puerto Rico.

2.  HARTFORD ACCIDENT AND INDEMNITY COMPANY

The entity is licensed to transact business in Puerto Rico.

3.  HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

The entity is licensed to transact business in Puerto Rico, Guam and American Samoa.

4.  HARTFORD LIFE INSURANCE COMPANY

The entity is licensed to transact business in all Canadian territories (except Nunavut).

5.  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

The entity is licensed to transact business in Puerto Rico and the Virgin
Islands.

6. HL INVESTMENT ADVISORS, LLC

The company acts only as a promoter for The Hartford International Funds (Ireland).